                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 15, 1999


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
              (Exact Name of Registrant as Specified in Charter)



Not Applicable                 333-28811-01                  Not Applicable
--------------                 ------------                  --------------
(State or Other                (Commission                   (IRS Employer
Jurisdiction of                File Number)                Identification No.)
 Incorporation)


                140 Industrial Drive, Elmhurst, Illinois 60126
                ----------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8080
                                --------------
             (Registrant's Telephone Number, including Area Code)


                  P.O. Box 20080, Jackson, Mississippi 39289
                  ------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
------   ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of June 1999, to the Series 1997-2 Certificateholders on July 15, 1999.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of June 1999, to the Series 1998-1 Certificateholders on July 15, 1999.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of June 1999, to the Series 1998-2 Certificateholders on July 15, 1999.


Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.
------   -------------------------------------------------------------------

     (c)  Exhibits.

           The following exhibits are filed herewith:

     Exhibit No.        Description
     -----------        -----------

        99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of June 1999

        99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of June 1999

        99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of June 1999



                                      -2-
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                        (Registrant)


                                        /s/ Douglas E. Coltharp
                                        -----------------------
                                        Douglas E. Coltharp
                                        Executive Vice President and
                                        Chief Financial Officer

Date: July 15, 1999



                                      -3-

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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

 99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of June 1999

 99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of June 1999

 99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of June 1999